AMENDMENT NO. 1 TO THE SECURED CONVERTIBLE PROMISSORY NOTE

          AMENDMENT NO. 1 TO THE SECURED CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of August 30, 2002, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Ginola Limited, an Isle of Man company (assignee of Rainbow Gate Corporation) (the "Lender"), each a party to the Secured Note Purchase Agreement entered into as of November 27, 2001, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002 (the "Purchase Agreement") pursuant to which a Secured Convertible Promissory Note was issued in the principal amount of $300,000 (the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.

                              W I T N E S S E T H :

          WHEREAS, the parties wish to amend the Note to extend its maturity date and revise the "Default" section of the Note;

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE ONE

                                AMENDMENT TO NOTE

          SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge as follows:

     (a) Section 1 of the Note is hereby amended by deleting "August 30, 2002" from such section and inserting "September 30, 2002" in the place of such deletion;

     (b) Section 8(i) of the Note is hereby amended by deleting "or" from such section;

     (c) Section 8(j) of the Note is hereby amended by deleting "." from such section and inserting "; or" in the place of such deletion;

     (d) Section 8 of the Note is hereby amended by adding at the end thereof the following paragraph:

          "(k) The Borrower ceases operations or fails to carry on its current overall level of operations."
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                                   ARTICLE TWO

                                  MISCELLANEOUS

          SECTION 2.1 Counterparts.This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

          SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

          SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

          SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

          SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

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          IN  WITNESSES  WHEREOF,  the parties  hereto  have  caused  their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                 BORROWER:

                                 eMAGIN CORPORATION

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:


                                 LENDER:

                                 GINOLA LIMITED

                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title: